UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 7, 2010

IMMUNOBIOTICS, INC.

(Exact name of registrant as specified in its charter)

Florida

(State or Other Jurisdiction of Incorporation)

000-52941	20-0947115
(Commission File Number)	(IRS Employer Identification Number)

1062 Calle Negocio, Suite C, San Clemente, California 92673

 (Address of Principal Executive Offices)

800-524-9172

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry Into A Material Definitive Agreement.

On June 7, 2010, ImmunoBiotics, Inc. entered into an assignment agreement with SYNORx, Inc. whereby SYNORx assigned its Chinese Pending Patent No. 02820470.0 to the Company in exchange for 6,137,500 shares of the Company’s common stock.

Item 9.01.      Financial Statements and Exhibits

(d)     Exhibits

The following exhibit is being filed as part of this Report.

Exhibit Number	Description

10.1	Assignment Agreement*

*Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOBIOTICS, INC.

Dated: June 14, 2010	By:	/s/ Thomas Lahey
Thomas Lahey
President and Chief Executive Officer